APPLIED ENERGETICS, INC.

Leaders in Advanced Optical & Directed Energy Technologies









Corporate Presentation

4th Quarter, 2019

APPLIED ENERGETICS, INC.

Safe Harbor Statement

The documents in this presentation (or directly accessible here from) may contain forward-looking statements. These statements relate to future events or Applied Energetics, Inc. future financial performance. Any statements that are not statements of historical fact (including without limitation statements to the effect that the Company or its management "believes", "expects", "anticipates", "plans," and similar expressions), or which are included under "Projected Performance," should be considered forward looking statements. There are a number of important factors that could cause Applied Energetics, Inc. actual results to differ materially from those indicated by the forward-looking statements. Applied Energetics, Inc. disclaims any obligation to update any forward-looking statement.

Additional Information

Applied Energetics, Inc.'s internet address is www.aergs.com The company makes available, free of charge, all SEC filings at www.aergs.com. Its annual report on Form 10-K, quarterly reports on Form I0-Q, current reports on Form 8- K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, are available as soon as reasonably practicable after they are electronically filed or furnished to, the SEC. You also may request a copy of each document at no cost, by writing or calling us at the following address or telephone number:

Applied Energetics, Inc.

2480 W Ruthrauff Road, Suite 140Q, Tucson, AZ 85705

Attention: Financial Manager

Corporate Office 520.628.7415

Website: aergs.com

Presentation Overview

- Statement of Purpose
- Ultra-Short Pulse vs. Continuous Wave Lasers
- Why Now?
- Problem Statement
- Why Us? Our Solution
- How it Works
- Technology Roadmap
- From Lab to Deployment
- Corporate Leadership & Highlights



Applied Energetics Develops…

… innovative directed energy solutions, ultra-short pulse lasers, and related technologies for the national security, medical technology, and advanced manufacturing markets.

CORPORATE CAPABILITIES

- **Laser Guided Energy (LGE™)**
- **Laser Induced Plasma Channel (LIPC™)**
- **Frequency Agile Sources**
- **Optical Phase Control**
- **Spectral Diverse Amplification**
- **Advanced Fiber Applications**
- **Counter Improvised Threats**

MARKET APPLICATIONS

Applied Energetics' IP and its investments in advanced optical science potentially gains us access to multiple multi-billion-dollar market spaces

CORE TECHNOLOGY – PHASE 1

- **Department of Defense (DoD) Directed Energy**

EMERGING TECHNOLOGY – PHASE 2

- **Advanced Manufacturing**
- **Medical Device Fabrication**
- **Novel Medical Imaging**



"Applied Energetics is not trying to compete with the established technologies of bigger market players but generate new capabilities we can own. Our strategy is to develop, own, and license new technologies related to emerging advanced optical science applications."

- Steve McCahon, AE Chief Scientist

Ultra Short Pulse Lasers Address New & Emerging Threats - CW Lasers Cannot



Peak power
Average power
Power
Peak = Average power
Peak = CW power
CW emission
Pulsed emission
(ns to fs pulse)
CW modulation
(s to µs pulse)

Continuous Wave Lasers (CW)

- Constant power output equals peak power (100s of kW)
- Purely thermal effects on target, heat kill.
- Long range engagements, long dwell time required
- Applied to a different target set than USP and LGE

Ultra Short Pulse Lasers (USP)

- High peak power ~ TeraWatt (TW) [1 TW = 1 Billion kW]
- 1 TW ~ Peak electrical power output of the U.S. grid
- Produces non-thermal effects
- Ability to guide electrical discharges (LGE)
- Primary uses against imagers and sensors

Image courtesy of University of Toronto Environmental Health and Safety; https://ehs.utoronto.ca/laser-safety-program/laser-safety-training-manual-b/

Why Now? High Double-Digit YOY Spending Growth to Compete with China and Russia

"China has the political will and fiscal strength to sustain a steady increase in defense spending during the next decade," the DOD explained in its 2019 report on China's military might. (1)

2017

$543 Million in
Annual Federal Spend

2019

$1.2 Billion in
Annual Federal Spend

2021

1.8 Billion in
Est. Annual Federal Spend

"Russia and China are all investing heavily in hypersonic technologies. Military chiefs are warning that the U.S. could be left behind by its authoritarian adversaries, at least when it comes to nuclear-capable hypersonics." (2)

What's Changed?

Global Proliferation of Advanced Technology

- Electronics & Photonics
- Electro-optic (EO) Imaging
- Information & Computation
- Advanced Materials
- Communications & Radar
- Nano & Bio Technology

Impacts on Threat Environment

- Non-state actors have new influence and capability
- Nation-state competitors are seeking to 'level the playing field with technology'

Adversaries Fielding 1st Gen DE Weapons

- Russia and China openly declare, market, and field RF and HEL Directed Energy weapons

Resulting in…

- Advanced technology and asymmetric threats challenge our traditional capabilities and strategic plans
- Robust anti-access and area denial capabilities threaten our access to and freedom of operations in areas of vital national interest

The Threat is Real – The Risk is Significant

"A list of the world's top 100 defense firms published by Defense News revealed that 6 of the top 15 companies are Chinese. Last year, there wasn't a single Chinese company among the top 100."(3)

Current high-visibility threats include hypersonic missiles:

- Travel at Mach 10 (7,600mph) or greater means travel time between China and some US bases would be 15 minutes or less
- New designs can glide onto targets and possess enhanced maneuverability
- Intercept and threat elimination is not yet solved
- Engagement at the speed of light presents the highest probability solution

Evolving threats involve proliferation of sensors on multiple platforms

- Ultra Short Pulse (USP) lasers utilized to jam sensors and damage electronics
- Long on-target dwell times not required to jam or damage
- Filters, switches and optical attenuators cannot respond fast enough to USP lasers







DoD Senior Leaders Confirm Directed Energy is a Strategic Imperative

"Great power competition, not terrorism, is now the primary focus of U.S. national security." (4)

– Secretary of Defense, 2018

"The vision of newly confirmed Secretary of Defense Mark Esper, who stated to Congress that he will advocate hypersonic missile defense, to include the development of new sensors, interceptors, and advanced command-and-control systems. (5)

- DefenseNews, 2019

"We shoot down cruise missiles that cost a couple hundred thousand dollars with $3 million defensive missiles. Our weapons are very effective, but we shoot a $3 million round every time we use them. We are working to build synergy among electronic attack, directed energy and kinetic weapons to shape an interactive and integrated capability for the distributed force." (6)

- Rear Admiral Michael Manazir, OPNAV N-9, 2017

"The request allocates $13.6 billion to missile-defeat and defense systems, to include $174 million for enhancements to address hypersonic threats, $331 million to develop boost-phase and advanced technology missile defense systems – to include directed energy and air-launched kinetic interceptors, and $844 million for systems that can destroy adversary ground-based missiles before they launch." (7)

- Fiscal year 2020 Defense Budget Request

"The country that is first to develop and field battlefield lasers will have a distinct military advantage. The United States must develop lasers and other directed energy weapons sooner rather than later, and do so at a scale to put them into the hands of our warfighters in a meaningful way." (8)

- Lieutenant General Henry "Trey" Obering III (R), former Commander MDA, 2019

Why Us? Short Pulse Technology is our Strength

Laser Guided Energy
Ultra Short Pulse Lasers
High Voltage Intellectual Property

EMERGING

Our AE capabilities and technologies are currently in demand for high priority DoD threats and will have dual-use capability in high-growth commercial markets.

CORE

LGE represents a fundamental breakthrough in physics that AE built and owns through > $50M of public and private investments.

Spectral Diverse Amplification

Frequency Agility

Optical Phase Control

US Defense Applications

- Counter hypersonic
- Short Range Air Defense (SHORAD)
- Counter Intelligence, Surveillance and Reconnaissance (ISR)
- Human Effects: Non-Lethal to Lethal
- Counter Electronics (autos, cell phones, computers, etc.)
- Infrastructure – buildings, wired communications links, and electrical grids

Dual-Use Commercial Applications

- Medical device fabrication
- Advanced manufacturing
- Novel medical imaging

A Fundamental Physics Breakthrough and our Competitive Edge

More Voltage = More Distance (FALSE!)

Applied Energetics has fundamentally proven that it is possible to discharge electricity at range without having to scale up the voltage of the discharge. This was a basic physical challenge to directed energy discharge weapons. Now AE owns the patents around the unique process to achieve electrical effects at range. We call the process of guiding voltage through laser-ionized air molecules, Laser Guided Energy (LGE™), which AE has invented.


AE's Physics Breakthrough
(Range is *independent* of voltage)
Direct Discharge Competitors
(Range is dependent upon voltage)
Discharge Distance
Voltage

Significant strategic investment by Applied Energetics, Inc. has led to the exclusive **ownership of key IP and patents** for LGE.







We Invent, Own, and Co-Develop Dual-Use Short Pulse Laser Capabilities

Teaming Arrangements & Contracts

Industry Partnership

Developing the right industry partners is critical to accelerating our technology.

Licensing Agreements

LRIP Build Orders

Co-Development

The final stages of our development are to leverage our intellectual property into licensing and co-development agreements.


Planned Revenue Model

Patents & IP

Research

At our core, AE invents new technology.

Adv. Manufacturing

Medical Applications

Emerging Dual Use

At the heart of our strategy is the ability to develop technology with dual-use capabilities.

Our Technology Roadmap is in Parallel with our Core and Emerging Technologies

1-2 μm Wavelength	3-5 μm Wavelength	7-10 μm Wavelength

The World Sits Here Today

Laser Guided Energy

We are recognized as a world leader in Laser Guided Energy (LGE™), a dynamic directed energy technology

Immediate Roadmap

AE Technology Roadmap: Advanced Optical Source Development

- Objectives
  - Develop and demonstrate new optical sources that are power scalable as well as frequency and pulse duration agile
  - Extend the range of LGE
- Timeframe - 1 to 3 years – Develop and demonstrate
- Timeframe - 3 to 5 years – Productization/LRIP
- Funded Applications – DoD & Medical
  - Estimated $1.8B in 2021 - DoD

Long Term Roadmap

AE Technology Roadmap: Advanced Optical Source Deployment

- Objective – To discover new technologies we can build and own
- Timeframe - 5 to 7 years
- Funded Applications – DoD & Commercial

From the Lab to Deployment – Laser Technology Path to a Program of Record


Research
Commercialization
6.1
6.2
6.3
6.4
6.5
Technology development start
Development start
Production start
TRL 1
TRL 2
TRL 3
TRL 4
TRL 5
TRL 6
TRL 7
TRL 8
TRL 9
Pre Solution Analysis
Material Solution Analysis
Technology Development
Pre-Systems Acquisition
Engineering and Manufacturing Development
Systems Acquisition
Low Rate Initial Production
Full Rate Production
Production and Deployment
Systems Deployment
Material Development Decision
Preliminary Design Review (PDR)
Integration
Critical Design Review (CDR)
Demonstration
Technologies, timeframe, funding, and other resources match customer needs
Design is stable and performs as expected
Production meets cost, schedule and quality targets
Phase I
Time: 6-12 months
Cost: $100 - $200k
Phase II
Time: 18-24 months
Cost: $500k - $1m
Phase III
Time: 24-36 months
Cost: $2m - $5m
Phase IV
Time: 12-18 months
Cost: $2m - $5m
Laser ~ 20% of avg System POR cost
= Milestone Review
= Decision Point
SBIR/BAA/IR&D/OTA/Discretionary Funds**

***Consideration of use of SBIR-developed technologies can occur throughout the acquisition lifecycle*

Applied Energetics Key Management Personnel



Dr. Greg Quarles - CEO

- Over 25 years of executive experience in lasers and defense
- Established strategic priorities leading to award of multiple programs of record
- Recognized expert by Congress and senior leaders at the Pentagon
- Leading innovator of dual-use optical technologies globally
- Unique executive combining proven business, science and policy skillsets



Dr. Stephen McCahon – Chief Scientist

- Over 30 years experience as a scientific researcher, technology developer, and entrepreneur
- Lead developer of the AE proprietary breakthrough technology Laser Guided Energy
- Industry recognized leader in the development of advanced optical materials, photonic devices, Ultra Short Pulse Laser sources and their applications
- Co-authored more than 50 scientific publications and more than 30 patents issued and/or pending

Company Highlights

Applied Energetics' strong intellectual property and related investments in advanced optical sciences has helped AE gain access to multi-billion-dollar market spaces

- **Launched in 2002** in Tucson, Arizona by a team of former Raytheon directed energy engineers. Name changed to Applied Energetics in 2008.
- **26 Patents and 11 Secrecy Patents** that cover our primary capabilities in directed energy technologies and Laser Guide Energy (LGE).
- **Key Industry Relationships** with major defense contractors focused on cooperative development of advanced technology including directed energy.
- **Proven Technologies** developed by AE were successfully deployed with U.S. military forces in Afghanistan for 18 months. AE has proven experience developing, testing, and fielding advanced technology systems for the U.S. military.

Directors & Advisors

Board of Directors

Bradford T. Adamczyk – Chairman of the Board

Gregory J. Quarles, Ph.D. – Director, CEO

Jonathan R. Barcklow – Director and Corporate Secretary

John E. Schultz Jr. – Director

Board of Advisors

Christopher W. Donaghey – Advisor



APPLIED
ENERGETICS, INC.

Supplemental Materials: Appendix A: U.S. & China Military Spending (9)

Chart 27: Innovation = China/US tech arms race

US & China projected military spending, $tn



Military spending, $tn
United States
China
Forecast
$4.2tn
$2.9tn
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1990
1995
2000
2005
2010
2015
2020
2025
2030
2035
2040
2045
2050

Source: BofA Merrill Lynch Global Investment Strategy, RAND Corporation, IMF, SIPRI

Supplemental Materials: Appendix B: References

1. Pickrell, R. (2019, July 23). China's defense industry is exploding onto the scene as its top arms makers push past Western powerhouses. *Business Insider*. Retrieved from https://www.businessinsider.com/6-of-the-worlds-top-15-defense-firms-are-chinese-2019-7
2. Brennan, D. (2019, May 19). China's Hypersonic Missiles: How worried should the U.S. be about futuristic weapons? *Newsweek*. Retrieved from https://www.newsweek.com/china-hypersonic-missile-weapons-worried-u-s-arms-race-military-pentagon-1447681
3. Pickrell, R. (2019, July 23). China's defense industry is exploding onto the scene as its top arms makers push past Western powerhouses. *Business Insider*. Retrieved from https://www.businessinsider.com/6-of-the-worlds-top-15-defense-firms-are-chinese-2019-7
4. Mattis, J.N. (2018, January 19). Remarks by Secretary Mattis on the National Defense Strategy. Retrieved from https://www.defense.gov/Newsroom/Transcripts/Transcript/Article/1420042/remarks-by-secretary-mattis-on-the-national-defense-strategy/
5. Marlowe, M. (2019, August 2). Hypersonic threats need an offense-defense mix. *DefenseNews*. Retrieved from https://www.defensenews.com/opinion/commentary/2019/08/02/hypersonic-threats-need-an-offense-defense-mix/
6. Laird, Robbin (2017, July 17). U.S. Navy on the Cutting Edge of Directed Energy Weapons. *Real Clear Defense*. Retrieved from https://www.realcleardefense.com/articles/2017/07/17/us_navy_on_the_cutting_edge_of_directed_energy_weapons_111828.html
7. Vergun, David (2019, March 12). $718.3 Billion Defense Budget Request Focuses on Threats. Retrieved from https://www.defense.gov/Newsroom/News/Article/Article/1783112/7183-billion-defense-budget-request-focuses-on-threats/
8. Hecht, Jeff (2019, June 1). Is a boom ahead for high-energy lasers on the battlefield? *Laser Focus Word*. Retrieved from https://www.laserfocusworld.com/lasers-sources/article/14035382/is-a-boom-ahead-for-highenergy-lasers-on-the-battlefield
9. Durden, Tyler (2018, September 18). Air Force Calls for 24% Increase in Squadrons to Prepare for War Against Major Power. Retrieved from https://www.zerohedge.com/news/2018-09-18/air-force-calls-24-increase-squadrons-prepare-war-against-major-power

APPLIED ENERGETICS, INC.

Investor Relations Contact Information:

Cameron Associates, Kevin McGrath (212) 245-4577